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                                                                    EXHIBIT 23.3

                              BK ASSOCIATES, INC.

                              CONSENT OF APPRAISER


We consent to the use of our reports dated December 1997 and addressed to Morgan Stanley Aircraft Finance included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Post-Effective Amendment No 1 to Registration Statement on Form S-4 (file no. 333-56575) to be filed with the Securities and Exchange Commission.

Dated: January 5, 1999

                                          BK ASSOCIATES, INC.

                                          BY: /s/ John F. Keitz
                                              ------------------------------
                                              Name:  John F. Keitz
                                              Title: President